                                   EXHIBIT 24

                          P O W E R O F A T T O R N E Y

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned, each a director of Dover Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Reece, Robert G. Kuhbach and Joseph W. Schmidt, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, on behalf of and in the name, place and stead of the undersigned, to sign, execute and affix the undersigned's name thereto and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and any amendments thereto, with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, of any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of March, 2003.

                                                       /s/ David H. Benson
                                                       -------------------------
                                                       David H. Benson

                                                       /s/ Jean-Pierre M. Ergas
                                                       -------------------------
                                                       Jean-Pierre M. Ergas

                                                       /s/ Kristiane C. Graham
                                                       -------------------------
                                                       Kristiane C. Graham

                                                       /s/ James L. Koley
                                                       -------------------------
                                                       James L. Koley

                                                       /s/ Richard K. Lochridge
                                                       -------------------------
                                                       Richard K. Lochridge

                                                       /s/ Thomas L. Reece
                                                       -------------------------
                                                       Thomas L. Reece

                                                       /s/ Bernard G. Rethore
                                                       -------------------------
                                                       Bernard G. Rethore

                                                       /s/ Gary L. Roubos
                                                       -------------------------
                                                       Gary L. Roubos

                                                       /s/ Michael B. Stubbs
                                                       -------------------------
                                                       Michael B. Stubbs

                                    78 of 79